EXHIBIT 99.3

                           UNITED ROAD SERVICES, INC.

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION

     The following unaudited pro forma combined financial statements give effect to certain acquisitions completed by United Road Services, Inc. since its inception in July 1997. All of these acquisitions were accounted for using the purchase method of accounting.

     The September 30, 1998 unaudited pro forma combined balance sheet gives effect to the acquisition by United Road Services, Inc. of MPG Transco, Ltd. ("MPG") and Pilot Transport, Inc. ("Pilot"), which were consummated on January 11, 1999 and December 9, 1998, respectively. The unaudited pro forma combined balance sheet gives effect to these acquisitions as if they had occurred on September 30, 1998. The unaudited pro forma combined statements of operations give effect to the acquisitions of MPG and Pilot as if they had occurred on January 1, 1997.

     The unaudited pro forma combined statements of operations also give effect to the acquisitions by United Road Services, Inc. of Northland Auto Transporters, Inc. and Northland Fleet Leasing, Inc., Falcon Towing and Auto Delivery, Inc., Smith-Christensen Enterprises, Inc. and subsidiary, Caron Auto Works, Inc. and Caron Auto Brokers, Inc., Absolute Towing and Transporting,
Inc., ASC Transportation Services and subsidiary and Silver State Towing & Recovery, Inc. (collectively, the "Founding Companies"), which were consummated simultaneously with United Road Services, Inc.'s initial public offering completed on May 6, 1998, as if such acquisitions had occurred on January 1, 1997. Additionally, the unaudited pro forma combined statements of operations also give effect to the acquisitions by United Road Services, Inc. of E&R Towing & Garage, Inc. and Subsidiaries (E&R"), Environmental Auto Removal, Inc. ("EAR"), Neil's Used Truck & Car Sales, Incorporated ("Neil's"), 5-L Corporation and ADP Transport, Inc. ("5L/ADP"), Car Transporters Corporation ("CTC"), Schroeder Auto Carriers, Inc. (Schroeders"), Keystone Towing ,Inc. ("Keystone"), Fast Towing, Inc. ("Fast") and Alert Auto Transport , Inc. ("Alert") (collectively the `Selected Acquired Companies") as if such acquisitions had occurred on January 1, 1997.

     To the extent the former owners of the Founding Companies, MPG, Pilot and Selected Acquired Companies have agreed to reductions in salary, bonuses and benefits, these reductions have been reflected in the unaudited pro forma combined statements of operations.

     The pro forma adjustments are based on estimates, available information and certain assumptions, and may be revised, as additional information becomes available. The pro forma financial information does not purport to represent what United Road Services, Inc.'s financial position or results of operations would actually have been had such transactions occurred on these dates and are not necessarily indicative of United Road Services, Inc.'s financial position or results of operations for any future period. Since United Road Services, Inc., the Founding Companies, MPG, Pilot and the Selected Acquired Companies were not under common control or management during the periods presented, historical combined results may not be comparable to, or indicative of, future performance. The unaudited pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere herein.


                           UNITED ROAD SERVICES, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                  UNITED
                                                   ROAD
                                                 SERVICES,                  PRO FORMA     PRO FORMA
                                                   INC.       MPG  PILOT   ADJUSTMENTS    COMBINED
                                                   ----       ---  -----   -----------    --------
                     ASSETS

Cash and cash equivalents.......................   $ 2,290     348   181   (1,952)(a)(b)      867
Accounts receivable.............................    16,096   2,058 1,945       --          20,099
    Less: allowance.............................     1,317     100    --       --           1,417
                                                   -------   -----   ---   ------          ------

Accounts receivable, net........................    14,779   1,958 1,945       --          18,682
Accounts receivable from related parties and           285      42    --       --             327
employees.......................................
Inventory.......................................       564     --     --       --             564
Notes receivables...............................       430     --     --       --             430
Prepaid and other current assets................     2,078     283   616       --           2,977
                                                   -------   -----   ---   ------          ------

    Total Current Assets........................    20,426   2,631 2,742   (1,952)         23,847
Property and equipment, net.....................    37,094  10,630 3,681     (341)(a)      51,064
Other non-current assets, net...................     1,592     347    --       --           1,939
Goodwill........................................   137,516     --     --   41,930 (a)     179,446
                                                   -------   -----   ---   ------          ------

    Total Assets................................ $ 196,628  13,608 6,423   39,637         256,296
                                                 =========  ====== =====   ======         =======

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current installment of notes payable............     $ 170   2,005    --       --           2,175
Current installment of lease obligations........     1,435     --     --       --           1,435
Borrowings under lines of credit................      --       986 2,005       --           2,991
Payable to related parties......................     1,134     --     --       --           1,134
Accounts payable................................    10,011     818   240       --          11,069
Income taxes payable............................       616     740    --       --           1,356
Payable to stockholders.........................     1,064      24    --       --           1,088
Other accrued liabilities.......................     4,761     891 1,065       --           6,717
                                                   -------   -----   ---   ------          ------

    Total Current Liabilities...................    19,191   5,464 3,310       --          27,965
Credit facility borrowings......................    26,000     --     --   19,000 (b)      45,000
Notes payable, excluding current installments...      --     1,422    --       --           1,422
Capital lease obligations, excluding current         2,253     --     --       --           2,253
installments....................................
Deferred income taxes...........................     2,736   1,462    --     (136)(a)       4,062
                                                   -------   -----   ---   ------          ------

    Total Liabilities...........................    50,180   8,348 3,310   18,864          80,702

Stockholders' Equity:
Common stock....................................        14       1    10       (9)(a)          16
Additional paid-in capital......................   144,413   1,417    --   27,727 (a)     173,557
Retained earnings...............................     2,021   3,842 3,103   (6,945)(a)       2,021
                                                   -------   -----   ---   ------          ------

    Total Stockholders' Equity..................   146,448   5,260 3,113   20,773         175,594
                                                   -------   -----   ---   ------          ------

    Total Liabilities and Stockholders' Equity.  $ 196,628  13,608 6,423   39,637         256,296
                                                 =========  ====== =====   =======        =======



       The accompanying notes are an integral part of these unaudited pro forma combined financial statements.


                           UNITED ROAD SERVICES, INC.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            TOTAL
                                 UNITED   FOUNDING                                                                      PRO
                                  ROAD    COMPANIES                                        SELECTED                    FORMA
                                SERVICES, 1/1/98 -                   PRO FORMA  PRO FORMA  ACQUIRED   PRO FORMA       COMBINED
                                 INC.      5/5/98      MPG   PILOT  ADJUSTMENTS  COMBINED  COMPANIES  ADJUSTMENTS    AS ADJUSTED
                                 ----      ------      ---   -----  -----------  --------  --------   -----------    -----------

Net revenue...................  $44,842      19,035  17,082  14,405      --         95,364     35,418  (1,400)(g)    129,382
Cost of revenue...............   32,073      13,851  11,639   8,906    (610)(b)     65,859     26,787  (2,326)(b)(g)  90,320
                                -------     ------- -------  ------    -----        ------     ------ --------        ------

  Gross profit................   12,769       5,184   5,443   5,499     610         29,505      8,631     926         39,062
Selling general and
administrative                    7,565       3,525   3,420   3,091  (1,604)(a)     15,997      6,054  (1,900)(h)     20,151
  expenses....................
Goodwill amortization.........      883          --      --      --   1,160 (c)      2,043         --     922 (i)      2,965
                                -------     ------- -------  ------    -----        ------     ------ --------        ------

Income (loss) from operations.    4,321       1,659   2,023   2,408   1,054         11,465      2,577   1,904         15,946

Other income (expense):
  Interest expense............     (526)       (451)   (292)   (114) (1,205)(d)     (2,588)      (423)     --         (3,011)
  Interest income.............      615          19      19      --      --            653         96      --            749
  Gain (loss) on sale of assets      --         (24)   (325)    (32)     --           (381)       (87)     --           (468)
  Other.......................       --        (232)     (2)     --      --           (234)        66      --           (168)
                                -------     ------- -------  ------    -----        ------     ------ --------        ------

Income (loss) before income       4,410         971   1,423   2,262    (151)         8,915      2,229   1,904         13,048
taxes.........................

Income tax expense (benefit)..    2,215         437     591      --     689 (e)      3,932        274   1,879 (e)      6,085
                                -------     ------- -------  ------    -----        ------     ------ --------        ------

Net income (loss).............  $ 2,195         534     832   2,262    (840)         4,983      1,955      25         6,963
                                ========    ======== =======  =====  =======         =====      =====   =====         =====

Basic earnings per share (f)..        --          --      --    --       --          $0.50         --      --         $ 0.64
                                                                                     =====                            ======
Diluted earnings per share (f)        --          --      --    --       --          $0.49         --      --         $ 0.63
                                                                                     =====                            ======



       The accompanying notes are an integral part of these unaudited pro forma combined financial statements



                           UNITED ROAD SERVICES, INC.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                             UNITED
                              ROAD      TOTAL                                              SELECTED                 PRO FORMA
                            SERVICES,  FOUNDING                   PRO FORMA     PRO FORMA  ACQUIRED   PRO FORMA    COMBINED
                              INC.    COMPANIES    MPG    PILOT  ADJUSTMENTS    COMBINED   COMPANIES  ADJUSTMENTS  AS ADJUSTED
                              ----    ---------    ---    -----  -----------    --------   ---------  -----------  -----------

Net revenue................   $    --    42,599  21,745  17,119        --          81,463     64,768   (2,800)(g)     143,431
Cost of revenue............        --    31,258  15,416  10,067    (1,028)(b)      55,713     49,795   (4,369)(b)(g)  101,139
                              -------    ------  ------  ------    ------          ------     ------   ------         -------
    Gross profit...........        --    11,341   6,329   7,052     1,028          25,750     14,973    1,569          42,292
Selling general and
  administrative expenses..       174     8,070   5,536   4,009    (3,451)(a)      14,338     11,831   (3,220)(h)      22,949
Goodwill amortization......        --       --      --      --      2,207 (c)       2,207         --    1,562 (i)       3,769
                              -------    ------  ------  ------    ------          ------     ------   ------         -------
Income (loss) from               (174)    3,271     793   3,043     2,272           9,205      3,142    3,227          15,574
operations.................
Other income (expense):
    Interest expense.......        --      (835)   (569)   (168)   (1,524)(d)      (3,096)    (1,078)      --          (4,174)
    Interest income........        --        48       8      --        --              56         91       --             147
    Gain (loss) on sale of
      assets...............        --       207     (92)   (167)       --             (52)       157       --             105
    Other..................        --       201     (13)     --        --             188       (115)      --              73
                              -------    ------  ------  ------    ------          ------     ------   ------         -------
Income (loss) before income
  taxes....................      (174)    2,892     127   2,708       748           6,301      2,197    3,227          11,725
Income tax expense
   (benefit)...............        --       826      68      --     2,339 (e)       3,233        334    2,320 (e)       5,887
                                  ---    ------  ------  ------    ------          ------     ------   ------         -------
Net income (loss)..........   $  (174)    2,066      59   2,708    (1,591)          3,068      1,863      907           5,838
                              =======     =====  ======   =====     =====           =====      =====   ======           =====
Basic earnings per share(f)        --         --      --      --       --           $0.31         --       --           $0.54
                                                                                    =====                               =====
Diluted earnings per               --         --      --      --       --           $0.31         --       --           $0.53
share(f)...................                                                         =====                               =====




       The accompanying notes are an integral part of these unaudited pro forma combined financial statements


                           UNITED ROAD SERVICES, INC.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. GENERAL:

     United Road Services, Inc. was founded in July 1997 to become a leading national provider of motor vehicle and equipment towing, recovery and transport services. United Road Services, Inc. acquired the Founding Companies simultaneously with its initial public offering and acquired the Selected Acquired Companies subsequent to its initial public offering.

     The historical financial data reflect the financial position and results of operations of United Road Services, Inc., the Founding Companies, MPG, Pilot and the Selected Acquired Companies and were derived from their respective financial statements, included in reports filed with the Securities and Exchange Commission. The information included in these financial statements for MPG is as of October 31, 1998 and for the nine-month period ended September 30, 1998 and for the twelve-month period ended December 31, 1997. The information included in these financial statements for the Founding Companies is for the period January 1, 1998 through May 5, 1998 and for the years ended December 31, 1997, with the exception of Caron Auto Works, Inc. and Caron Auto Brokers, Inc. for which the information is as of and for the six months ended June 30, 1998 and for the fiscal year ended September 30, 1997. The information included in these financial statements for the Selected Acquired Companies is as of and for the nine-months ended September 30, 1998 and for the year ended December 31, 1997, with the exception of E&R, EAR, Neil's, 5-L/ADP, CTC, Schroeder, Keystone and Fast Tow which are for the six-month period ended June 30, 1998 and for the year ended December 31, 1997, and Alert for which the information is as of and for the six-month period ended May 31, 1998 and for the twelve-month period ended February 28, 1998.


2. ACQUISITION OF MPG, PILOT AND THE SELECTED ACQUIRED COMPANIES:

     United Road Services, Inc. acquired MPG, Pilot and the Selected Acquired Companies in transactions accounted for using the purchase method of accounting.

     The following table sets forth the consideration paid in cash and in shares of Common Stock to the stockholders of MPG, Pilot and the Selected Acquired Companies.

                                                                    SHARES OF
                                                          CASH    COMMON STOCK
                                                        (DOLLARS IN THOUSANDS)

     MPG .............................................   $ 10,363       996,351
     Pilot............................................     10,589     1,000,000
     Selected Acquired Companies......................     44,597     1,032,930
                                                          -------     ---------
          Total.......................................    $65,549     3,029,281
                                                          =======     =========

                           UNITED ROAD SERVICES, INC.

3. UNAUDITED PRO FORMA COMBINED BALANCE SHEET ADJUSTMENTS:

         (a) Reflects the acquisitions of MPG and Pilot by United Road Services, Inc. for an aggregate purchase price of $50.0 million consisting of $21.0 million in cash and 1,996,351 shares of Common Stock. The aggregate purchase price less the net assets acquired, including an adjustment for property and equipment to reflect fair market value, including the resulting tax effect, results in aggregate goodwill of $41.9 million. Based upon management's preliminary analysis, it is anticipated that the historical value of the assets and liabilities of the acquired companies, with the exception of the adjustments made for property and equipment, will approximate fair value. Management has not identified any other material tangible or intangible assets to which a portion of the purchase price could be reasonably allocated.

         (b) Reflects $19.0 million of credit facility borrowings utilized to fund the acquisitions of MPG and Pilot.

4. UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS ADJUSTMENTS:

 Nine-months ended September 30, 1998 and year ended December 31, 1997

         (a) Reflects the reductions in salaries, bonuses and benefits to which the former stockholders of the Founding Companies, MPG and Pilot have agreed in the amounts of $774,000, $247,000 and $583,000 for the nine-months ended September 30, 1998, respectively, and $2.3 million, $329,000 and $777,000 for the year ended December 31, 1997, respectively.

         (b) Adjusts the depreciation of vehicles based upon adjusted carrying values utilizing lives of 10 to 15 years.

         (c) Reflects the amortization over a 40-year estimated life of goodwill to be recorded as a result of the acquisition of the Founding Companies, MPG and Pilot of $383,000, $374,000 and $403,000 for the nine-months ended September 30, 1998, respectively, and $1.2 million, $499,000 and $549,000 for the year ended December 31, 1997, respectively.

         (d) Reflects the interest expense of $1.3 million for the nine months ended September 30, 1997 and $1.7 million for the year ended December 31, 1997 relating to the $19.0 of credit facility borrowings utilized to fund acquisitions of MPG and Pilot. The reduction in interest expense related to $1.6 million and $1.5 million of debt of the Founding Companies at December 31, 1997 and September 30, 1998, respectively which has been repaid.

         (e) Reflects the incremental provision for federal and state income taxes relating to all entities being combined and other statements of operations adjustments including the non-deductibility of goodwill at an estimated rate of 38%.

          (f) The number of shares used in the calculations of basic and diluted earnings per share have been derived as follows:

                                                                                                        PRO FORMA
                                                                                     PRO FORMA           COMBINED
                                                                                      COMBINED          AS ADJUSTED
                                                                                      --------          -----------
    Shares issued in connection with the formation of United Road Services, Inc.        2,604,000         2,604,000
    Shares issued in January 1998                                                         218,736           218,736
    Shares issued in the initial public offering                                        2,594,863         2,594,863
    Shares issued in connection with the acquisitions of the Founding Companies,
         MPG, Pilot and the Selected Acquired Companies                                 4,372,092         5,405,022
                                                                                        ---------        ----------
    Basic shares estimated to be outstanding                                            9,789,691        10,822,621
    Incremental effect of options on shares outstanding                                   159,117           159,117
                                                                                        =========        ==========
    Diluted shares estimated to be outstanding                                          9,948,808        10,981,731
                                                                                        =========        ==========

                           UNITED ROAD SERVICES, INC.

     NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS (CONTINUED)



         (g) Reflects the elimination of $1.4 million and $2.8 million of intercompany revenue and related cost of revenue between E&R and EAR for the nine-months ended September 30, 1998 and the year ended December 31, 1997, respectively.

         (h) Reflects the reductions in salaries, bonuses and benefits to which the former stockholders of the Selected Acquired Companies have agreed in the amounts of $1.9 million and $3.2 million for the nine-months ended September 30, 1998 and for the year ended December 31, 1997, respectively.

         (i) Reflects the amortization over a 40-year estimated life of goodwill to be recorded as a result of the acquisition of the Selected Acquired Companies.